Loans and Liabilities to Related Parties	12 Months Ended
Dec. 31, 2023
Loans And Liabilities To Related Parties
Loans and Liabilities to Related Parties

15.	Loans and Liabilities to Related Parties

	2023	2022

Non-interest loans	€66,800	€76,600
Deferred stock compensation	632,778	17,500
Deferred cash compensation	7,311	51,000
Deferred cost reimbursements	62,163	-
Total	€769,052	€145,100

Convertible notes payable held by related parties (See note 13)	€1,971,591	€478,191

RanMarine Technology, B.V.

Notes to Consolidated Financial Statements

As of and for the Years Ended December 31, 2023 and 2022

The non-interest loans are related to Boundary Holding S.à r.l. and two other shareholders of the Company. There is a loan agreement between Boundary Holding S.à r.l. and the Company that was entered into as of May 27, 2021, for €100,000. The note does not carry interest or a term limit and imputed interest was not recorded as the amount was not significant. RanMarine has paid €67,600 as of December 31, 2023. The remaining amount is related to short-term non-interest bearing loans from two other shareholders with similar terms.

Employees and affiliates (shareholders and board members) were granted American Depositary Shares in 2023, which vest only upon the IPO or after the six-month lock-up period for affiliates. For the related parties a €632,778 accrual has been made.

The deferred cash compensation is related to salary payments paid out in the following year. The deferred costs reimbursements are expenses payments to related parties that have been deferred.

The convertible notes payable held by related parties of €1,971,591 (2022: €478,191) represents the principal value held by shareholders and key insiders.